UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 19, 2019

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.18 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 19, 2019, Hallmark Financial Services, Inc. (the “Company”) entered into an Indenture and a First Supplemental Indenture (collectively, the “Indenture”) with The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) governing the Company’s 6.25% Senior Unsecured Notes due 2029 (the “Notes”). The Notes were offered and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-231502). A final prospectus supplement dated August 12, 2019, relating to the offering and sale of the Notes was filed by the Company with the Securities and Exchange Commission on August 14, 2019.

The foregoing description of the Indenture is qualified in its entirety by reference to the definitive agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by this reference.

Item 8.01	Other Events

Upon execution of the Indenture, the Company issued and sold to Raymond James & Associates, Inc., as underwriters, $50,000,000 in aggregate principal amount of the Notes and received $49,250,000 in proceeds net of underwriting discount. In connection with the issuance and sale of the Notes, the Company is filing a legal opinion regarding the validity of the Notes. The exhibits filed with this Form 8-K are incorporated by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-231502).

On August 19, 2019, the Company used a portion of the net proceeds from issuance and sale of the Notes to repay the $30.0 million principal balance plus accrued interest and fees outstanding on its revolving credit facilities with Frost Bank. Upon such repayment, the Company terminated all of its credit facilities with Frost Bank.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

4.1	Indenture between Hallmark Financial Services, Inc. and The Bank of New York Mellon Trust Company, N.A. dated August 19, 2019.

4.2	First Supplemental Indenture between Hallmark Financial Services, Inc. and The Bank of New York Mellon Trust Company, N.A. dated August 19, 2019.

5.1	Opinion of McGuire, Craddock & Strother, P.C.

23.1	Consent of McGuire, Craddock & Strother, P.C. (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: August 20, 2019	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Financial Officer